SCHEDULE I

SCHEDULE I

Intercompany Notes

NONE

SCHEDULE II

SCHEDULE II

Filings, Registrations and Recordings

Pledgor	UCC Filing Office

Foot Locker, Inc.	New York

Foot Locker Stores, Inc.	Delaware

Robby’s Sporting Goods, Inc.	Florida

Team Edition Apparel, Inc.	Florida

Foot Locker Corporate Services, Inc.	Delaware

Foot Locker Holdings, Inc.	New York

Foot Locker Retail, Inc.	New York

FL Retail Operations LLC	New York

FL Specialty Operations LLC	New York

Foot Locker Sourcing, Inc.	Delaware

Foot Locker Specialty, Inc.	New York

FL Europe Holdings, Inc.	Delaware

Foot Locker Operations, LLC	Delaware

FL Canada Holdings, Inc.	Delaware

Foot Locker Asia, Inc.	Delaware

FL Corporate NY, LLC	Delaware

FL Retail NY, LLC	Delaware

FL Specialty NY, LLC	Delaware

Foot Locker Card Services LLC	Virginia

SCHEDULE III

SCHEDULE III

Stock Pledged by Foot Locker, Inc.

Issuer	Number of Shares	Certificate Number

FLE CV Management, Inc.	130 - Class A Voting	Al

FLE CV Management, Inc.	800 - Class B Non-Voting	Bl

SCHEDULE IV

SCHEDULE IV

Instruments and Tangible Chattel Paper

NONE

EXHIBIT 1

[Form of]

SECURITIES PLEDGE AMENDMENT

          This Securities Pledge Amendment, dated as of__________, is delivered pursuant to SECTION 5.1 of that certain security agreement (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of March 20, 2009, made by (i) FOOT LOCKER, INC., a New York corporation (the “Borrower”), (ii) THE GUARANTORS party thereto from time to time (the “Guarantors”) (the Borrower, together with the Guarantors, and together with any successors, the “Pledgors,” and each, a “Pledgor”), in favor of BANK OF AMERICA, N.A., having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, in its capacity as collateral agent for the Credit Parties (as defined in the Credit Agreement) (in such capacity and together with any successors in such capacity, the “Collateral Agent”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

Signature Page to Security Agreement

PLEDGED SECURITIES

PLEDGOR	ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

Exhibit 1 to Security Agreement

INTERCOMPANY NOTES

PLEDGOR	ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[_______________________________________________],
as Pledgor
By:

Name:
Title:

AGREED TO AND ACCEPTED:

BANK OF AMERICA, N.A., as Collateral Agent

By:

Name:
Title:

Exhibit 1 to Security Agreement